EXHIBIT 10.9

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (“SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES ARE SUBJECT TO A HOLD PERIOD IN ALL OF THE PROVINCES AND TERRITORIES OF CANADA AND MAY NOT BE TRADED IN ANY OF THE PROVINCES OR TERRITORIES OF CANADA EXCEPT AS PERMITTED BY APPLICABLE SECURITIES LEGISLATION.

CONFIDENTIAL
PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(Canadian and Offshore Subscribers)
TO:	Highland Clan Creations Corp. (the “Company”)
#17 - 936 Peace Portal Drive
Blaine, WA 98230
U.S.A.
Purchase of Units

1.	Subscription

1.1     The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase ____________ units (the “Units”) at a price per Unit of USD [$0.60] (such subscription and agreement to purchase being (the Subscription”), for an aggregate purchase price of USD$_____________ (the “Subscription Proceeds”.)

1.2	Each Unit will consist of:

	(a)	one share of the common stock of the Company (“Common Stock”) (each, a “Share”); and

	(b)	one common share purchase warrant (each, a “Warrant”) entitling the holder thereof to purchase one share of Common Stock (each, a “Warrant Share”) at a price of USD [$0.60] per share, exercisable no later than eighteen months following the Closing (as defined hereafter). Together, the Shares, Warrants and Warrant Shares are referred to as the “Securities”.

1.3       Certificate(s) representing the Warrants (“Warrant Certificate”) will be in the form attached as Appendix C.

1.4   On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Units to the Subscriber.

1.5   Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Subscriber acknowledges that the offering of Units contemplated hereby (the “Offering”) is part of a private placement of Units having an aggregate subscription level of up to USD [$5,000,000]. The Offering is not subject to any minimum aggregate subscription level. The Company may, at any time prior to the Closing (as defined hereafter), increase the maximum aggregate subscription level of the Offering by an amount not greater than USD [$500,000].

2.	Payment

2.1  The Subscription Proceeds must accompany this Subscription and shall be paid by certified cheque or bank draft drawn on a U.S. bank reasonably acceptable to the Company, and made payable to the Company. The Subscription Proceeds will be wired or otherwise paid to the Company’s lawyers, Clark Wilson LLP, pursuant to the wiring instructions set out in Appendix A attached hereto. The Subscriber authorizes Clark Wilson LLP to hold the Subscription Proceeds in escrow and deliver them to the Company pursuant to the terms of an Escrow Agreement among the Company, Clark Wilson LLP and Bolder Investment Partners, Ltd. The Subscriber authorizes Beruska Capital Inc. (“Agent”) to act on his or her behalf as agent and attorney to instruct Clark Wilson LLP as to the disposition of the Subscription Proceeds and to make any changes to the Escrow Agreement as it considers appropriate.

2.2   The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 60 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3   Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Units have been issued to the Subscriber.

3.	Documents Required from Subscriber

3.1	The Subscriber must complete, sign and return to the Company

	(a)	an executed copy of this Subscription Agreement,

	(b)	if the Subscriber is a Canadian Resident who is an “Accredited Investor” as defined in the Canadian National Instrument NI 45-106, the Accredited Investor Questionnaire (the “Questionnaire”) attached hereto as Appendix B, and,

	(c)	an executed copy of the Registration Rights Agreement attached hereto as Appendix D.

3.2   The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

4.	Closing

4.1	Closing of the offering of the Units (the “Closing”) shall occur on or before April 28, 2006, or on such other date as may be determined by the Company (the “Closing Date”).

4.2   The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Units to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

5.	Acknowledgements of Subscriber

5.1	The Subscriber acknowledges and agrees that:

	(a)	none of the Shares or Warrants have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and provincial securities laws;

	(b)	the Company has forward split its stock on a 14 for 1 basis (the “Stock Split”) such that prior to the issuance of the Securities, there are 350,000,000 authorized shares of Common Stock. No change in the number or price of Securities issued to the Subscriber as set out in this Subscription Agreement will change as a result of the Stock Split.

	(c)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Shares or Warrants under the 1933 Act;

	(d)	by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber is an Accredited Investor, as the term is defined in NI 45-106;

	(e)	the decision to execute this Subscription Agreement and acquire the Units hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been provided by the Company to the Subscriber;

	(f)	if the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;

	(g)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units;

	(h)	there is no government or other insurance covering any of the Units;

	(i)	there are risks associated with an investment in the Units;

	(j)	the Company has advised the Subscriber that the Company is relying on an exemption from the requirements of the Subscriber’s jurisdiction to provide the Subscriber with a prospectus and to sell the Units through a person registered to sell securities under the securities laws of the Subscriber’s jurisdiction and, as a consequence of acquiring the Units pursuant to this exemption, certain protections, rights and remedies provided by the securities laws of the Subscriber’s jurisdiction, including statutory rights of rescission or damages, will not be available to the Subscriber;

	(k)	the Subscriber has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Units; provided, however, that the Subscriber may sell or otherwise dispose of the

Units pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(l)	the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Units hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(m)	the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Units hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(n)	the Subscriber will indemnify and hold harmless the Company and the Agent, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company and the Agent in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company and the Agent in connection therewith;

(o)	the Shares are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

(p)	in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell the Shares and the Warrant Shares under Canadian provincial securities laws and Canadian National Instrument 45-102;

(q)	the Company will refuse to register any transfer of the Units not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws;

(r)	the statutory and regulatory basis for the exemption from U.S registration requirements claimed for the offer of the Units, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state or provincial securities laws;

(s)	the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Units and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Units hereunder, and

(ii) applicable resale restrictions; and

(t)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

(u)	upon Closing, the Agent will receive fees from the Company in connection with the Offering as follows:

(i) a non-refundable finder’s fee equal to ten percent (10%) of the gross proceeds of the Offering raised from Subscribers introduced to the Company by the Agent, payable in Units at the same prices and terms as the Units sold to Subscribers herein, including registration rights;

(ii) the Agent will be reimbursed by the Company for its expenses incurred in connection with the Offering; and,

(v)	the Agent is acting as an agent in this transaction and that all warranties, conditions, representations or stipulations, other than those relating solely to the Agent, whether express or implied and whether arising hereunder or under prior agreement or statement or by statute or at common law are expressly those of the Company. The Subscriber acknowledges that no information or representation concerning the Company has been provided to the Subscriber by the Company or the Agent other than those contained in this Subscription Agreement and that the Subscriber is relying entirely upon this Subscription Agreement. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agent. No person in the employment of, or acting as agent of, the Agent has any authority to make or give any representation or warranty whatsoever in relation to the Company or the Securities. Any information given or statement made is given or made without liability or responsibility howsoever arising on the part of the Agent, and the Subscriber hereby releases the Agent from any claims that may arise in respect of any such information given or statement made.

6.	Representations, Warranties and Covenants of the Subscriber

6.1	The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(b)	the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(d)	the Subscriber is not acquiring the Units for the account or benefit of, directly or indirectly, any U.S. Person, as that term is defined in Regulation S;

(e)	the Subscriber is (check one or more of the following boxes):

(A)	a director, executive officer or control person of the Company or an affiliate of the Company [ ]

(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Company or an affiliate of the Company [ ]

(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Company or an affiliate of the Company [ ]

(D)	a close personal friend of a director, executive officer or control person of the Company or an affiliate of the Company [ ]

(E)	a close business associate of a director, executive officer or control person of the Company or an affiliate of the Company [ ]

(F)	a founder of the Company or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Company [ ]

(G)	a parent, grandparent, brother, sister or child of the spouse of a founder of the Company [ ]

(H)	a company, partnership or other entity which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies as described in paragraphs (A) to (G) above [ ]

(I)	purchasing as principal Shares with an aggregate value of more than CDN$150,000 [ ]

(J)	an accredited investor [ ]

(f)

if the Subscriber has checked one or more of boxes B, C, D, E, F, G or H in paragraph 6.1 (e) above, the director(s), executive officer(s), control person(s) or founder(s) of the Company with whom the Subscriber has the relationship is:

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box H, also indicate which of A to G describes the securityholders or directors which qualify you as box H and provide the names of those individuals. Please attach a separate page if necessary).

(g)	if the Subscriber has checked any box in paragraph 6.1(e) above, state the name of the person with whom the Subscriber has the relationship indicated or the position held by the Subscriber to qualify the Subscriber
_______________________________________________________

_______________________________________________________

_______________________________________________________
to check that box:

(h)	If the Subscriber has ticked box J in paragraph 6.1(e) above, the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Agreement:

(i) a fully completed and executed Accredited Investor Questionnaire in the form attached as Exhibit 1 hereto; and

(ii) such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber's qualification as an Accredited Investor;

(i)	the Subscriber is not a U.S. Person, as that term is defined in Regulation S;

(j)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;

(k)	the sale of the Securities to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(l)	the Subscriber is acquiring the Units for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Units in the United States or to U.S. Persons, as that term is defined in Regulation S;

(m)	the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Units as principal for the Subscriber’s own account (except for the circumstances outlined in paragraph 6.1(n) below) for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Units;

(n)	the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Units;

(o)	the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Units; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(p)	if the Subscriber is acquiring the Units as a fiduciary or agent for one or more investor accounts:

(i) the Subscriber has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and

(ii) the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an “Accredited Investor”, as the term is defined in the Canadian National Instrument NI 45-106;

(q)	the Subscriber acknowledges that the Subscriber has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Units which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Units; provided, however, that the Subscriber may sell or otherwise dispose of the Units pursuant to registration of the Units pursuant to the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(r)	the Subscriber is not aware of any advertisement of any of the Units or Securities; and

(s)	no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase any of the Units;

	(ii)	that any person will refund the purchase price of any of the Units;

	(iii)	as to the future price or value of any of the Units; or

	(iv)	that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares on any stock exchange or automated dealer quotation system; except that the Company’s Common Stock is currently approved for trading on the U.S. Over the Counter Bulletin Board.

7.	Acknowledgement and Waiver

7.1    The Subscriber has acknowledged that the decision to purchase the Units was solely made on the basis of available information provided to the Subscriber. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Units.

8.	Legending of Subject Units

8.1 The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares, Warrants and Warrant Shares will bear a legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

8.2   The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

8.3   Each Subscriber acknowledges that the Securities are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the applicable securities acts and the rules made thereunder. In particular, pursuant to Multilateral Instrument 45-102, as adopted by Canadian Securities Commissions, a subsequent trade in any of the Securities will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation, unless certain conditions are met, including the following:

(a)	at least four months (the “Canadian Hold Period”) shall have elapsed from the date on which the Units were issued to the Subscribers;

(b)	during the currency of the Canadian Hold Period, any certificate representing the Securities is imprinted with a legend (the “Canadian Legend”) in substantially the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].”

(c)	the trade is not a control distribution (as defined in Multilateral Instrument 45-102);

(d)	no unusual effort is made to prepare the market or to create a demand for the Securities that are the subject of the trade;

(e)	no extraordinary commission or consideration is paid to a person or company in respect of the trade; and

(f)	if the selling security holder is an insider or officer of the Company, the selling security holder has no reasonable grounds to believe that the Company is in default of securities legislation.

8.4    By executing and delivering this Agreement, each Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Securities to be issued to such Subscriber. As a consequence, the Subscriber will not be able to rely on the resale provisions of Multilateral Instrument 45-102, and any subsequent trade in the Securities during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

9.	Commission to an Agent

9.1  The Subscriber understands that upon Closing the Company may, in its sole discretion, approve the payment of a commission to an agent or agents, such commission to be calculated on the basis of a percentage of the gross proceeds of the Offering raised from Subscribers introduced to the Company by such agent(s).

10.	Costs

10.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units shall be borne by the Subscriber.

11.	Governing Law

11.1 This Subscription Agreement is governed by the laws of the State of Nevada. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

12.	Survival

12.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Units by the Subscriber pursuant hereto.

13.	Assignment

13.1 This Subscription Agreement is not transferable or assignable.

14.	Severability

14.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

15.	Entire Agreement

15.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company, the Agent or by anyone else.

16.	Notices

16.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at Highland Clan Creations Corp. #17 - 936 Peace Portal Drive, Blaine, WA 98230, U.S.A.; Attention: Brent McMullin or by fax at (604) 720-3693.

16.2   The Subscriber hereby acknowledges and agrees that it will notify the Company at the address or fax number above, or at such other address or fax number as the Company notifies the Subscriber from time to time is the current address or fax number of the Company, to maintain with the Company’s records an updated address to which the Company may mail or transmit notices and other communications under this Subscription Agreement.

16.3   The Subscriber here by acknowledges and agrees that failure by the Subscriber to provide the notice required in Section 16.2 of this Agreement removes all obligations pursuant to this Subscription Agreement to provide notice to the Subscriber.

17.	Reliance, Indemnity, Notification of Changes and Survival

17.1 The representations and warranties in this Subscription Agreement are made by the Subscriber with the intent that they be relied upon by the Company and the Agent in determining its suitability as a purchaser of the Securities, and the Subscriber hereby agrees to indemnify the Company and the Agent against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Company and the Agent immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in this Subscription Agreement (and the exhibits, schedules, forms and appendices thereto) which takes place prior to the Closing.

17.2   The representations and warranties of each Subscriber contained in this Section will survive the Closing.

18.	Counterparts and Electronic Means

18.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

19.	Delivery Instructions

19.1	The Subscriber hereby directs the Company to deliver the Share and Warrant Certificate to:
______________________________________________________________________________ (name) ______________________________________________________________________________ (address)
19.2	The Subscriber hereby directs the Company to cause the Units to be registered on the books of the Company as follows:

______________________________________________________________________________
(name)

______________________________________________________________________________
(address)

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

______________________________________________
(Name of Subscriber – Please type or print)

______________________________________________
(Signature and, if applicable, Office)

______________________________________________
(Address of Subscriber)

______________________________________________
(City, State or Province, Postal Code of Subscriber)

______________________________________________
(Country of Subscriber)

______________________________________________
(Fax and/or E-mail Address of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Units is hereby accepted by the Company.

DATED at ______________________, the________day of ___________________, 2006.

HIGHLAND CLAN CREATIONS CORP.

Per:

Authorized Signatory

APPENDIX B

ACCREDITED INVESTOR QUESTIONNAIRE

NATIONAL INSTRUMENT 45-106

The purpose of this Questionnaire is to assure Highland Clan Creations Corp. (the “Issuer”) that the undersigned (the “Subscriber”) will meet certain requirements for the registration and prospectus exemptions provided for under National Instrument 45-106 (“NI 45-106”), as adopted by the members of the Canadian Securities Administrators, in respect of a proposed private placement of securities by the Issuer (the “Transaction”). The Issuer will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Issuer that:

1.	The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Subscriber is able to bear the economic risk of loss arising from such Transaction;

2.	the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

	[ ]	(a) a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

	[ ]	(b) the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);

	[ ]	(c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

	[ ]	(d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

	[ ]	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

	[ ]	(f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

	[ ]	(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l’ile de Montreal or an intermunicipal management board in Québec;

	[ ]	(h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;

	[ ]	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

	[ ]	(j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

[ ]	(k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

[ ]	(m) a person, other than a person or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

[ ]	(n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

[ ]	(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

[ ]	(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]	(q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]	(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

[ ]	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.

[ ]	(u) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or

[ ]	(v) a person that is recognized or designated by the securities regulatory authority as an accredited investor or, in Alberta or B.C., an exempt purchaser,

The Subscriber acknowledges and agrees that the Subscriber may be required by the Issuer to provide such additional documentation as may be reasonably required by the Issuer and its legal counsel in determining the Subscriber’s eligibility to acquire the Shares under relevant Legislation.

     IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________day of __________________, 2006.

If a Corporation, Partnership or Other Entity:	If an Individual:
______________________________ Print or Type Name of Entity	______________________________ Signature
___________________________________ Signature of Authorized Signatory	___________________________________ Print or Type Name
___________________________________ Type of Entity

APPENDIX C

THE SECURITIES TO WHICH THIS SHARE PURCHASE WARRANT CERTIFICATE (THE “WARRANT CERTIFICATE”) RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
AT 4:30 P.M. (PACIFIC TIME) ON __________________, 2007

SHARE PURCHASE WARRANTS
TO PURCHASE COMMON SHARES OF
HIGHLAND CLAN CREATIONS CORP.

incorporated in the State of Nevada

     THIS IS TO CERTIFY THAT ___________________________________, (the “Holder”) with an address at ________________________________________________________________________, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to ________________________________ fully paid and non-assessable shares of the Common Stock (the “Warrant Shares”) in the capital of HIGHLAND CLAN CREATIONS CORP. (hereinafter called the “Company”) on or before 4:30 p.m. (PACIFIC TIME) on __________________, 2007 (the “Expiry Date”) at a price per Share (the “Exercise Price”) of USD [$0.60] on the terms and conditions attached hereto as Appendix “A” (the “Terms and Conditions”).

1.	ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS __________________________WARRANTS.

2.	These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Warrant Shares only in accordance with those Terms and Conditions.

3.	Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Warrant Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

     IN WITNESS WHEREOF the Company has executed this Warrant Certificate this ________day of __________________, 2006.

HIGHLAND CLAN CREATIONS CORP.

Per:

Brent McMullin, President

PLEASE NOTE THAT ALL SHARE CERTIFICATES MUST BE LEGENDED AS FOLLOWS DURING THE CURRENCY OF APPLICABLE HOLD PERIODS:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

APPENDIX “A”

TERMS AND CONDITIONS

1. INTERPRETATION 1.1 Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)	“Company” means Highland Clan Creations Corp. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(b)	“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(c)	“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(d)	“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(e)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(f)	“shares” means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(g)	“Warrant Holder” or “Holder” means the holder of the Warrants; and

(h)	“Warrants” means the warrants of the Company issued and presently authorized and for the time being outstanding.

1.2        Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3        Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4        Applicable Law

The Warrants will be construed in accordance with the laws of the State of Nevada.

2.	Issue Of Warrants

2.1	Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

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2.2       Warrant to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3	Issue in substitution for Lost Warrants

	(a)	In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

	(b)	The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4     Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.	Notice

3.1      All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of the Subscription Agreement of which this Warrant Certificate forms a part. Notices to the Company shall be directed to it at Highland Clan Creations Corp. #17 - 936 Peace Portal Drive Blaine, WA 98230 U.S.A.; Attention: Brent McMullin or by fax at (604) 720-3693.

3.2       The Subscriber hereby acknowledges and agrees that it will notify the Company at the address or fax number in Section 3.1 above, or at such other address or fax number as the Company notifies the Subscriber from time to time is the current address or fax number of the Company, to maintain with the Company’s records an updated address or fax number to which the Company may mail or transmit notices and other communications under this Warrant Certificate.

3.3       The Subscriber here by acknowledges and agrees that failure by the Subscriber to provide the notice required in this Warrant Certificate removes all obligations pursuant to this Warrant Certificate to provide notice to the Subscriber.

4.	Exercise of Warrants

4.1	Method of Exercise of Warrants

The right to purchase shares conferred by this Warrant Certificate may be exercised by the Holder surrendering this Warrant Certificate, with a duly completed and executed Form of Subscription of Warrant Shares, in the form attached hereto and a bank draft, wire transfer or certified cheque payable to the order of the Company for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3 of these Terms and Conditions.

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4.2	Effect of Exercise of Warrants

	(a)	Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

	(b)	Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3       Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant Certificate. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant Certificate, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant Certificate in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.

4.4       Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

4.5      Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6      Time of Essence

Time will be of the essence hereof.

4.7     Subscription Price

Each Warrant is exercisable at a price per share (the “Exercise Price”) of USD $0.60. One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

4.8	Adjustments

	(a)	the Company has forward split its stock on a 14 for 1 basis (the “Stock Split”) such that prior to the issuance of the Securities, there are 350,000,000 authorized shares of Common Stock. No change in the number or price of Securities issued to the Subscriber as set out in this Warrant Certificate will change as a result of the Stock Split.

	(b)	The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(i) If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

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(ii)	In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

(c)	The adjustments provided for in this Section 4 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9       Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.	COVENANTS BY THE COMPANY

5.1	Reservation of Shares

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto and hereto.

6.	WAIVER OF CERTAIN RIGHTS

6.1	Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company or the Agent for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company or the Agent herein contained or in the Warrant.

7.	MODIFICATION OF TERMS, MERGER, SUCCESSORS

7.1	Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

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7.2       Warrants Not Transferable

The Warrant and all rights attached to it are not transferable.

DATED as of the date first above written in these Terms and Conditions.

HIGHLAND CLAN CREATIONS CORP.

By:

Brent McMullin, President

FORM OF SUBSCRIPTION FOR WARRANT SHARES

TO:	Highland Clan Creations Corp.
#17 - 936 Peace Portal Drive
Blaine, WA 98230 U.S.A.

The undersigned Holder of the within Warrants hereby subscribes for____________ common shares (the “Warrant Shares”) of Highland Clan Creations Corp. (the “Company) pursuant to the within Warrants at USD [$0.60] per Warrant Share on the terms specified in the said Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Warrant Shares.

The undersigned hereby directs that the Warrant Shares be registered as follows:

NAME(S) IN FULL                                                          ADDRESS(ES)                                                                  NUMBER OF SHARES

______________________________         ______________________________         ______________________________

______________________________         ______________________________         ______________________________

______________________________         ______________________________         ______________________________

                                                                                             TOTAL:                                                                         ______________________________

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this ________day of __________________, _______.

In the presence of:

______________________________       ______________________________
Signature of Witness                                                    Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)         ____________________________________________________________

Address                                     ____________________________________________________________

                                       ____________________________________________________________

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.